Fees Summary	Jun. 17, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 7,263,217.65
Previously Paid Amount	0.00
Total Fee Amount	1,003.06
Total Offset Amount	0.00
Net Fee	$ 1,003.06